UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                 April 12, 2006
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania 19102-2112
(Address of principal executive offices) (Zip Code)

(215) 448-1400
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

a)  On April 12 and 13, 2006, the Compensation Committee of our Board of Directors took the following actions:

(1) Approved an increase in Jon A. Boscia’s, our chairman and chief executive officer, salary form $850,000 to $925,000. This was the first increase in Mr. Boscia’s salary in five years. The Committee did not change the salaries of the other named executive officers for the year ended December 31, 2005. The Committee also approved a salary for Dennis R. Glass, president and chief operating officer, of $900,000.

(2) Approved the performance-based compensation measures pursuant to which annual incentive awards may be paid to executive officers under the Lincoln National Corporation Amended and Restated Incentive Compensation Plan (the “ICP”), for fiscal 2006. The ICP is filed as Exhibit 8 to our proxy statement for the 2005 Annual Meeting of Shareholders. The annual incentive awards may be paid in cash or shares of common stock pursuant to the terms of the ICP. The Compensation Committee set corporate performance goals as well as additional goals for particular business units. The 2006 corporate performance goals, which apply to the corporate center executive officers are:

•  growth in our income from operations per share (with a weighting of 50%),
•  sales growth (with a weighting of 30%), and
•  merger-related expense savings (with a weighting of 20%)

The 2005 performance goals for executive officers in our business lines include the corporate goals weighted as follows:

•  growth in income from operations per share (with a weighting of 15%),
•  sales growth (with a weighting of 5%), and
•  merger-related expense savings (with a weighting of 5%).

In addition, executive officers in our business lines have the following weighted as follows

•  line of business income from operations (with a weighting of 35%),
•  line of business sales growth (with a weighting of 25%), and
•  line of business merger-related expense savings (with a weighting of 15%).

(3) Approved the performance goals for the three-year (2006-2008) ICP long-term performance cycle. The goals were as follows:

•  growth in income from operations per share (with a weighting of 33.3%),
•  sales growth (with a weighting of 33.3%), and
•  return on equity (with a weighting of 33.3%).

Income from operations is defined for the purposes of paragraphs (2) and (3) above as net income determined in accordance with generally accepted accounting principles (“GAAP”) excluding, as applicable, the after-tax effects of realized gain or losses on investments and derivatives, merger and integration costs, gains (losses) related to reinsurance embedded derivatives/trading account assets, cumulative effect of accounting changes, reserve changes on business sold through reinsurance net of related deferred gain amortization, gains (losses) on the sale of subsidiaries, and blocks of business and loss on early retirement of debt, including subordinated debt. In addition, income from operations for the purposes of paragraphs (2) and (3) above will exclude the after-tax merger/integration related expenses.

(4) Approved the threshold-target-maximum long term incentive awards for the 2006-2008 performance cycle under the ICP. The amount of such awards for the named executive officers for the year ended December 31, 2005 (excluding John H. Gotta, former President and CEO of The Lincoln National Life Insurance Company, whose work completion date was March 31, 2006), plus the president and chief operating officer are as follows:

Name and Title	Threshold $	Target $	Maximum $
Jon A. Boscia, Chairman and CEO	1,216,375	2,432,750	4,865,500
Dennis R. Glass, President and COO	618,750	1,237,500	2,475,000
Westley V. Thompson, President, Employer Markets	254,534	509,067	1,018,134
Jude T. Driscoll, President, Lincoln National Investment Company and Delaware Management Holdings, Inc.	168,750	337,500	675,000
Robert W. Dineen, President, Lincoln Financial Advisors	260,747	521,494	1,042,988

Participants will have the opportunity to elect to receive their award as either: 100% phantom performance shares (“performance shares”), or 75% performance shares and 25% cash (permitted only if current share ownership requirements are satisfied) within thirty (30) days of the date the 2006-2008 Cycle was established (by May 12, 2006). Participants entering the cycle after May 12, 2006 shall receive their awards entirely in performance shares. The ultimate payout of performance shares, and, in some cases, cash, will depend on the achievement of the various financial performance measures for the performance cycle, as discussed below. The Compensation Committee’s overview of 2006 long-term incentives for senior management committee members under the ICP is included in Exhibit 10.1 hereto and is incorporated herein by reference.

The form of long-term incentive award agreement for senior management committee members (2006-2008 cycle) under the ICP is included in Exhibit 10.2 hereto and is incorporated herein by reference.

(5)  Approved grants of options (along with a new form of stock option agreement) under the ICP to our executive officers on April 13, 2006. The following named executive officers for the year ended December 31, 2005 received option awards:

Name and Title	Amount Of Shares Underlying Options	Exercise Price ($)
Jon A. Boscia, Chairman and CEO	278,375	56.02
Westley V. Thompson, President, Employer Markets	58,252	56.02
Jude T. Driscoll, President, Lincoln National Investment Company and Delaware Management Holdings, Inc.	38,620	56.02
Robert W. Dineen, President, Lincoln Financial Advisors	59,674	56.02

All of the options expire on April 13, 2016 and vest 1/3 each year beginning on April 13, 2007. The form of option agreement is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

(6) Adopted a policy advising Dennis R. Glass, our president and chief operating officer to use the corporate aircraft for business as well as personal travel, when practical. The policy was adopted due to security concerns and to allow for more efficient travel time so that the chief operating officer can devote more time to our business.

b) The Board and Corporate Governance Committee approved that David A. Stonecipher in his capacity as lead director receive use of an office and secretarial support, and access to company aircraft for business purposes, plus up to 25 hours per year of flight time for personal use, with imputation of taxable income for any such use. Mr. Stonecipher will forego regular board compensation including retainer, meeting fees and stock options while serving in this capacity. The foregoing is subject to change or termination at any time by the Corporate Governance Committee.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are included with this Form 8-K.

Exhibit Number	Description
10.1	Overview of 2006 long-term incentives for senior management committee members under the Amended and Restated Incentive Compensation Plan
10.2	Form of long-term incentive award agreement for senior management committee members (2006-2008 cycle)
10.3	Form of Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION
By:	/s/Frederick J. Crawford
Name:	Frederick J. Crawford
Title:	Senior Vice President and
Chief Financial Officer

Date: April 18, 2006

Exhibit Index

Exhibit Number	Description
10.1	Overview of 2006 long-term incentives for senior management committee members under the Amended and Restated Incentive Compensation Plan
10.2	Form of long-term incentive award agreement for senior management committee members (2006-2008 cycle)
10.3	Form of Stock Option Agreement